EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Chell Group Corporation (the "Company") for the period ending May 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Bolink, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                       By:         /s/ David Bolink
                                       -----------------------------------------
                                                     DAVID BOLINK
                                                CHIEF EXECUTIVE OFFICER,
                                                  CHAIRMAN OF THE BOARD

November 30, 2004

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Chell Group Corporation and will be retained by Chell Group Corporation and furnished to the Securities and Exchange Commission or its staff upon request.